UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):May 16, 2022

Woodbridge Liquidation Trust
(Exact name of registrant as specified in its charter)

Delaware	No. 000-56115	36-7730868
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

201 N. Brand Blvd, Suite M Glendale, California	91203
(Address of principal executive offices)	(Zip Code)

(310) 765-1550
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 - Termination of a Material Definitive Agreement

On May 16, 2022, the registrant, through certain of its wholly-owned subsidiaries, terminated the Loan and Security Agreement dated June 19, 2020, as amended, between such subsidiaries as borrowers or guarantor and City National Bank of Florida as lender.  Neither the registrant nor any of its affiliates has any material relationship with the lender other than in respect of the agreement.  The agreement set forth the terms of the Company’s $25,000,000 revolving line of credit, and was terminated by the registrant in connection with the sale of its residential real property located at 642 St. Cloud Road in Los Angeles, California, which was one of two properties that had served as collateral for the line of credit.  No indebtedness under the line of credit was outstanding as of the date of termination and no early termination penalties were incurred by the registrant in connection with its termination of the agreement.

Item 2.01 – Completion of Acquisition or Disposition of Assets

On May 16, 2022, the registrant, through a wholly-owned subsidiary (collectively with the registrant, the “Company”), completed the sale of one of its real estate assets for a cash purchase price of $58,500,000. The asset, a residential real property located at 642 St. Cloud Road in Los Angeles, California, was sold to a private entity pursuant to a purchase and sale agreement dated October 21, 2021, as amended.

Neither the Company nor any of its affiliates, and neither any director or officer of the Company nor to the knowledge of the registrant any associate of any such director or officer, has any material relationship with the purchaser, other than in respect of the transaction.

Regarding Forward-Looking Statements:

This Current Report on Form 8-K may contain forward-looking statements.Forward-looking statements include statements (other than historical facts) that address future plans, goals, expectations, activities, events or developments.The registrant has tried, where possible, to use words such as “anticipate,” “if,” “believe,” “estimate,” “plan,” “expect,” “intend,” “forecast,” “initiative,” “objective,” “goal,” “project,” “outlook,” “priorities,” “target,” “evaluate,’ “pursue,” “seek,” “potential,’ “continue,” “designed,” “impact,” “may,” “could,” “would,” “should,” “will,” and similar expressions to identify forward-looking statements.Forward-looking statements are based on current expectations and are subject to substantial risks, uncertainties and other factors, many of which are beyond are our control and not all of which can be predicted by the registrant.Accordingly, the registrant cannot guarantee that any forward-looking statements will be realized, as actual results may differ materially from those identified or implied in any forward-looking statement.Among the factors that may cause actual results to differ materially include the risks identified and described in the registrant’s periodic reports filed with the U.S. Securities & Exchange Commission.All forward-looking statements speak only as of the date they were made.The registrant does not undertake a duty to publicly update or revise such forward-looking statements or other information contained herein, whether as a result of new information, subsequent events, circumstances, changes in expectations or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Woodbridge Liquidation Trust

Date: May 18, 2022	By:	/s/ Michael I. Goldberg
Michael I. Goldberg,
Liquidation Trustee